MEMBERS Mutual Funds

                      Supplement Dated January 27, 1998 to
             MEMBERS Mutual Funds Prospectus Dated November 19, 1997

Investment Adviser Performance Record. The Investment Adviser's Performance Records for the portfolios within the Ultra Series Fund and the Investment Subadviser's Performance Records for the MFS(R) High Income Fund A are hereby updated for the one, five and ten year returns and expanded to include three year returns for each portfolio as of December 31, 1997. To reflect these changes, the charts showing Performance of Advisor and Subadviser on pages 7, 9, 11, 13 and 15 are deleted and replaced with the following information:

"Average Annual Total Return          One Year   Three Year  Five Year  Ten Year
 (as of December 31, 1997)            --------   ----------  ---------  --------


USF Bond Fund                           7.47%       8.75%      6.30%      7.96%
USF Balanced Fund                      16.88%      16.53%     11.71%     11.58%
MFS(R)High Income Fund A               12.86%      14.17%     10.59%     10.71%
USF Growth & Income Stock Fund         31.43%      28.31%     19.50%     16.71%
USF Capital Appreciation Stock Fund    31.59%      27.84%      n/a        n/a"